Amount Due from Related Parties	12 Months Ended
Dec. 31, 2025
Amount Due From Related Parties [Abstract]
AMOUNT DUE FROM RELATED PARTIES

9. AMOUNT DUE FROM RELATED PARTIES

As of December 31, 2025, the Company has an outstanding amount due from several related companies with a common director and shareholder in an aggregate amount of $74,924, pertaining to loans made to these related parties.

As of December 31, 2024, the Company has an outstanding amount due from a number of related companies with common director and shareholder in aggregate amounted $3,809 pertaining to miscellaneous expenses made by these related parties on behalf of the Company.

In September 2025, the Company, through its subsidiary, entered into a loan agreement with a related party for working capital purposes, with a loan amount of approximately $47,634, bearing interest at 1.50% per annum.

Aforementioned amount is unsecured, interest bearing and payable on demand.